UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 19, 2026

BMW Vehicle Owner Trust 2026-A
(Exact name of issuing entity as specified in its charter) Central Index Key number: 0002143474

BMW FS Securities LLC
(Exact name of depositor/registrant as specified in its charter) Central Index Key number: 0001136586

BMW Financial Services NA, LLC
(Exact name of sponsor as specified in its charter) Central Index Key number: 0001541188

Delaware	333-285562 333-285562-01	22-2013053 42-7003542
(State or other jurisdiction of incorporation)	(Commission File Number of registrant and issuing entity, respectively)	(Registrant’s and issuing entity’s IRS Employer Identification No., respectively)

200 BMW Drive, Woodcliff Lake, New Jersey	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 307-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the issuance by BMW Vehicle Owner Trust 2026-A (the “Trust”) on August 19, 2026 (the “Closing Date”) of its (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $385,000,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $452,080,000; (iii) Class A-2b Asset-Backed Notes in the aggregate original principal amount of $175,000,000; (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $627,080,000; and (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $110,840,000 (collectively, the “Notes”), and the sale of certain of the Notes, BMW FS Securities LLC (“BMW LLC”) is filing the agreements listed below, each dated as of the Closing Date:

1.
a Receivables Purchase Agreement (the “FS Receivables Purchase Agreement”) between BMW Financial Services NA, LLC (“BMW FS”), as seller, and BMW LLC, as purchaser, pursuant to which BMW FS transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to BMW LLC;

2.
a Receivables Purchase Agreement (the “Bank Receivables Purchase Agreement”) between BMW Bank of North America, as seller, and BMW LLC, as purchaser, pursuant to which BMW Bank of North America transferred certain Receivables to BMW LLC;

3.
a Sale and Servicing Agreement (the “Sale and Servicing Agreement”) among BMW LLC, as seller, BMW FS, as servicer (in such capacity, the “Servicer”), sponsor, administrator (in such capacity, the “Administrator”) and custodian, the Trust, as issuer, U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and U.S. Bank National Association, as securities intermediary, pursuant to which BMW LLC transferred the Receivables to the Trust and the Receivables are serviced by the Servicer;

4.	an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) between BMW LLC and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”);

5.
an Asset Representations Review Agreement (the “Asset Representations Review Agreement”) among the Trust, as issuer, BMW FS, as Servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), relating to the review of certain representations relating to the Receivables;

6.	an Indenture (the “Indenture”) between the Trust, as issuer, and the Indenture Trustee, pursuant to which the Trust issued the Notes; and

7.
an Administration Agreement (the “Administration Agreement”) among BMW FS, as Administrator, the Trust and the Indenture Trustee, relating to the provision by the Administrator of certain services for the Trust.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1*	Underwriting Agreement, dated August 11, 2026, among BMW FS, BMW LLC and Barclays Capital Inc., on behalf of itself and as representative of the several underwriters named therein.

4.1	Indenture, dated as of August 19, 2026, between the Trust and the Indenture Trustee.

10.1	Amended and Restated Trust Agreement, dated as of August 19, 2026, between BMW LLC and the Owner Trustee.

10.2	Owner Trust Administration Agreement, dated as of August 19, 2026, among BMW FS, as Administrator, the Trust and the Indenture Trustee.

10.3
Sale and Servicing Agreement, dated as of August 19, 2026, among BMW LLC, BMW FS, as sponsor, Servicer, Administrator and custodian, the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary.

10.4	Receivables Purchase Agreement, dated as of August 19, 2026, between BMW LLC and BMW FS.

10.5	Receivables Purchase Agreement, dated as of August 19, 2026, between BMW LLC and BMW Bank of North America.

10.6	Asset Representations Review Agreement, dated as of August 19, 2026, among the Trust, as issuer, BMW FS, as Servicer, and the Asset Representations Reviewer.

36.1*	Depositor Certification, dated August 11, 2026, for shelf offerings of asset-backed securities.
____________
*  Previously filed on Form 8-K on August 13, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Tobias Essig
Name:	Tobias Essig
Title:	Chief Financial Officer and Vice President –
Finance

By: /s/ Moritz Lindemann
Name:	Moritz Lindemann
Title:	Treasurer

Dated: August 19, 2026